UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): December 11, 2024

GENESIS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-12295	76-0513049
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

811 Louisiana, Suite 1200, Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

(713) 860-2500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240-14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Units	GEL	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

On December 11, 2024, Genesis Energy, L.P. (“Genesis”) entered into a First Amendment (the “Credit Agreement Amendment”) to the Seventh Amended and Restated Credit Agreement dated as of July 19, 2024 (as so amended the “Credit Agreement”), among Genesis, as the borrower, Wells Fargo Bank, National Association, as administrative agent and issuing bank, Bank of America, N.A., as syndication agent, and the lenders and other parties party thereto, which resulted in several changes to the Credit Agreement terms, including, among other things, (i) an increase of the maximum consolidated leverage ratio covenant from 5.00 to 1.00 to 5.75 to 1.00 for the fiscal quarters ending December 31, 2024 through September 30, 2025, returning to 5.50 to 1.00 thereafter and (ii) changes to the minimum consolidated interest coverage ratio covenant from 2.40 to 1.00 to (A) 2.00 to 1.00 for the fiscal quarters ending December 31, 2024 through December 31, 2025, (B) 2.25 to 1.00 for the fiscal quarters ending March 31, 2026 through December 31, 2026, and (C) 2.50 to 1.00 at any time thereafter.

The foregoing summary is qualified in its entirety by reference to the Credit Agreement Amendment. The representations and warranties of Genesis in the Credit Agreement and the Credit Agreement Amendment were made only for purposes of such agreements and as of specific dates and were solely for the benefit of the lenders party thereto. Each of the Credit Agreement and the Credit Agreement Amendment is a contractual document that establishes and governs the legal relations among the parties thereto and is not intended to be a source of factual, business, or operational information about Genesis and its subsidiaries. The representations and warranties made by Genesis in the Credit Agreement and the Credit Agreement Amendment may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Accordingly, investors and security holders should not rely on such representations and warranties as characterizations of the actual state of facts or circumstances.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESIS ENERGY, L.P. (a Delaware limited partnership)

	By:	GENESIS ENERGY, LLC, as its sole general partner

Date: December 17, 2024	By:	/s/ Kristen O. Jesulaitis
Kristen O. Jesulaitis Chief Financial Officer and Chief Legal Officer